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                                                                 EXHIBIT 10.16.1

                     FIRST AMENDMENT TO STANDARD INDUSTRIAL/
                            SINGLE TENANT LEASE - NET

         This Amendment No. 1 ("Amendment") is dated this 30 day of April, 2003, by and between Richard K. Corbett and Pamela K. Corbett, Robert Rumberger and Cheryl Rumberger; and (hereinafter "Lessor") and FormFactor, Inc., a Delaware corporation (hereinafter "Lessee"), amending and modifying the Standard Industrial/Single Tenant Lease - Net, dated March 12, 1998 (the "Lease").

                                    RECITALS

A. Lessor and Lessee entered into the Lease on or about March 12, 1998;

B. Lessor and Lessee hereby agree to an Amendment to the Lease for the purposes of extending the term of the Lease, amending and modifying in full Section 49 of the Lease entitled "Option to Extend" and adding a new Section 50 to the Lease entitled "Option(s) to Extend".

         NOW, THEREFORE, in exchange for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Section 49 of the Lease is amended and modified in full to hereinafter provide as follows:

                  "49. The Lease term set forth in Section 1.3 is extended from its current expiration date of March 31, 2003 to a new expiration date of March 31, 2004. The Base Rent during the extension period shall be $9,790.04 per month;"

         2. The Lease shall be amended by the addition of a new Paragraph 50 which shall provide as follows:

                  "50. Option(s) to Extend:

                  Lessor hereby grants to Lessee the option to extend the term of this Lease for one (1) additional twelve (12) month period commencing when the prior term expires upon each and all of the following terms and conditions:

                           (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least one hundred twenty (120) days but not more than one hundred eighty (180) days prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

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                           (ii) The provisions of Paragraph 39 of the Lease,
                           including those relating to Lessee's Default set forth in Paragraph 39.4 of the Lease, are conditions of this Option.

                           (iii) Except for the provisions of the Lease granting an option or options to extend the term, all of the terms and conditions of the Lease except where specifically modified by this Option shall apply.

                           (iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

                           The Base Rent for each month of the option period shall be $9,790.04 per month."

         3. Both Lessor and Lessee acknowledge and agree that neither has any knowledge of any event of default or breach of the Lease by any party to the Lease.

         4. Except to the extent modified herein, the Lease shall remain in full force and effect.

         5. In the event of any conflict or inconsistency between the provisions of this Amendment and the Lease, the provisions of this Amendment shall govern and control.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

LESSOR:                                            LESSEE:

/s/ Richard K. Corbett                             FormFactor, Inc.
---------------------------------
Richard K. Corbett                                 a Delaware corporation

/s/ Pamela K. Corbett                              By: /s/ Jens Meyerhoff
---------------------------------                      ------------------------
Pamela K. Corbett                                            [Print Name]

/s/ Robert Rumberger                               Title: CFO
---------------------------------                         ---------------------
Robert Rumberger

/s/ Cheryl Rumberger
---------------------------------
Cheryl Rumberger

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